BLACKROCK FUNDSSM
BlackRock U.S. Opportunities Portfolio

SUPPLEMENT DATED DECEMBER 6, 2013 TO THE PROSPECTUS
DATED JANUARY 28, 2013 (AS AMENDED OCTOBER 11, 2013)

Effective January 2, 2014, BlackRock U.S. Opportunities Portfolio (the “Fund”) will be open to new investors. The prospectus is hereby amended as follows:

The second paragraph in the “Fund Overview – Important Additional Information – Purchase and Sale of Fund Shares” section is hereby deleted in its entirety.

The following paragraph in the “Account Information – How to Choose the Share Class that Best Suits Your Needs” section is hereby deleted in its entirety:

“Shares of U.S. Opportunities are not available for purchase by new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs, certain discretionary wrap fee programs or model-based programs that have current accounts.”

Shareholders should retain this Supplement for future reference.

PRO-OPP-1113SUP